Earnings (Loss) Per Share	3 Months Ended
Mar. 31, 2019
Notes To Financial Statements [Abstract]
Earnings (Loss) Per Share

Basic net loss per share is computed by dividing the net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period.  Diluted net loss per share reflects the potential dilution that could occur if securities or other instruments to issue common stock were exercised or converted into common stock. Potentially dilutive securities are excluded from the computation of diluted net loss per share as their inclusive would be anti-dilutive and consist of the following:

	March 31,	March 31,
	2019	2018

Options	31,703,385	21,593,385
Warrants	98,728,335	110,581,275
Convertible promissory notes	25,058,432	-
	155,490,152	132,174,660